<On Farm Bureau Letterhead>


March 1, 2023

Dear Farm Bureau Customer:

As a valued Farm Bureau variable product owner, we are pleased to provide you with the annual reports for the investment options you have selected under your Farm Bureau contract(s) or policy(s). Because some fund families combine their fund reports into one document, you may receive additional reports for investment options you are not invested in.

These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2022. The performance information included does not reflect product charges. If these charges had been included, performance would be lower.

As always, remember past performance cannot predict or guarantee future returns.

eDelivery of your documents is available! When you sign up for eDelivery, you can view your variable product prospectuses and reports anytime, anywhere and on any smart device. To sign up, log-in to your account on FBFS.com and click the eDelivery banner.

Access and view your documents online! If you no longer wish to receive hard copies of your variable product prospectuses and reports, please contact our Home Office at 1-800-247-4170 to elect website delivery. When you elect website delivery, you will receive a notice via mail that contains the website address to access and view your variable product prospectuses and reports when they become available.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your Farm Bureau representative.

We appreciate and value your business and look forward to serving you again in the future.

Farm Bureau Life Insurance Company










LFB